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                                UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported)  June 9, 1998
                                                             ------------


                          PRINTRAK INTERNATIONAL INC.
            (Exact name of Registrant as specified in its charter)



         Delaware                  000-20719                 33-0070547
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)



        1250 North Tustin Avenue, Anaheim, California           92807
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        (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (714) 238-2000
                                                           --------------



                                  Not Applicable
                                  --------------
            (Former name or former address, if changed since last report)



                                   Page 1 of 4


                             Exhibit Index on Page 3


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ITEM 5.   OTHER EVENTS

     On June 9, 1998, Printrak International Inc. (the "Company") announced that it has accepted the resignation of Alfred Castleman as Chief Financial Officer, Vice President, Finance and Director of the Company and its subsidiaries. Richard M. Giles, the Company's President and Chief Executive Officer will assume the duties of Chief Financial Officer until a replacement is named. Mr. Castleman has indicated to the Company that he resigned to pursue other opportunities.

ITEM 7.   EXHIBITS

EXHIBIT NO.     DESCRIPTION

99.1            Press Release dated June 9, 1998



                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PRINTRAK INTERNATIONAL INC.



Date:  June 9, 1998                          By:  /s/ RICHARD M. GILES
                                                 -------------------------------
                                                 Richard M. Giles, President,
                                                 Chief Executive Officer and
                                                 Chairman of the Board

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                                EXHIBIT INDEX

                                                               SEQUENTIAL
EXHIBIT NO.    DESCRIPTION                                      PAGE NO.
----------     -----------                                     ----------

99.1           Press Release dated June 9, 1998                     4